FOURTH  AMENDMENT

     THIS   FOURTH  AMENDMENT  dated  as  of  September  29,  2000  (this
"Amendment") is to the Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement") dated as of June 5, 1998 among U.S. AGGREGATES, INC., a Delaware corporation (the "Company"), various financial institutions (the "Lenders") and BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date (as defined below):

     1.1 Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in the appropriate alphabetical order:

          "Fourth Amendment Effective Date means the `Fourth Amendment Effective Date' as defined in the Fourth Amendment to this Agreement dated as of September 29, 2000.

          Maintenance  Capital  Spending  means,  for  any period, the aggregate
     amount   of  Capital  Expenditures  made  by  the  Company   and   its
     Subsidiaries during such period necessary to maintain the then existing properties of the Company and its Subsidiaries in good
     working   order  and  condition;  provided  that  Maintenance  Capital
     Spending  shall  be  equal  to  (a) $17,200,000 for each of the Computation
     Periods ending September 30, 2000 and December 31, 2000 and (b) $10,000,000 for each Computation Period ending in the 2001 Fiscal Year."

     1.2 The definition of "Capital Expenditures" in Section 1.1 of the Credit Agreement shall be amended by (a) replacing the comma immediately prior to the designation "(b)" therein with the word "and"; and (b) deleting all text in such definition immediately following the word "replaced" at the end of clause (ii) thereof.

     1.3 The definition of "EBITDA" in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "EBITDA means, for any period, Consolidated Net Income of the Company for such period before accounting for Minority Interests plus, to the extent deducted in determining Consolidated Net Income, Interest Expense, income tax expense, depreciation, depletion and
     amortization  for  such  period  plus,  to  the  extent  deducted   in
     determining Consolidated Net Income, any loss realized upon the sale or other disposition of property of the Company or any Subsidiary that is not sold or otherwise disposed of in the ordinary course of business minus, to the extent reflected in determining Consolidated
     Net  Income,  any  gain  realized  upon  the  sale or other disposition  of property of the Company or any Subsidiary that is not sold or otherwise disposed of in the ordinary course of business plus, to the extent deducted in determining Consolidated Net Income (and without duplication), expense that is both non-operating and non-recurring minus, to the extent reflected in determining Consolidated Net Income (and without duplication), income that is both non-operating and non-recurring and plus, to the extent deducted in determining Consolidated Net Income (and without duplication), restructuring charges incurred in connection with business closures; provided that the consolidated
     net   income  (plus,  to  the  extent  deducted  in  calculating  such
     consolidated  net  income,  interest  expense,  income  tax   expense,
     depreciation and amortization) of any Person, or attributable to any division or similar business unit, in each case set forth on the schedule of assets to be sold delivered by the Company to the Lenders prior to the Fourth Amendment Effective Date (the `Designated Asset Schedule'), disposed of by the Company or any Subsidiary to an unaffiliated third party in an Asset Sale during such period (a `Sold
     Business') will be included on a pro forma basis for the portion of such period after such Sold Business was sold or otherwise disposed of in an amount equal to the amount forecasted in good faith by the Company for such Sold Business as what such Sold Business would have earned during the remainder of such period until the time of sale or disposition (as such time was anticipated by the Company in the estimates referred to below) had it not been sold or otherwise disposed of, which forecast is set forth in estimates delivered by the Company to the Agent and the Lenders prior to the Fourth Amendment Effective Date."

     1.4   The definition  of  "Excess  Cash  Flow" in Section 1.1 of the Credit
Agreement shall be amended by deleting clause (b)(viii) of such definition and inserting the following in lieu thereof:

          "(viii)    any  gains  resulting  from  receipt  of  insurance  or
     condemnation proceeds (or similar recoveries) during such period to the extent that (A) such gains were included in calculating EBITDA and
     (B) the proceeds of such gains were applied to prepay Loans pursuant to Section 6.2.1."

     1.5 The definition of "Fixed Charge Coverage Ratio" in Section 1.1 of the Credit Agreement shall be amended by (a) deleting the term "Capital Expenditures" in clause (ii) thereof and substituting the term "Maintenance Capital Spending" therefor and (b) inserting the following immediately after the term "Subsidiaries" in clause (iii) thereof:

     "(other  than  taxes  that  are  directly  attributable  to  Asset Sales)".

     1.6 The definition of "Maximum Proceeds Amount" in Section 1.1 of the Credit Agreement shall be amended by deleting the amount "$30,000,000" therein and substituting the amount "$100,000,000" therefor.

     1.7 The definition of "Net Cash Proceeds" in Section 1.1 of the Credit Agreement shall be amended by inserting the words "within one year after the closing of the related Asset Sale" immediately after the words "or payable" where they appear in clause (a) of such definition.

     1.8 Section 2.1.1 of the Credit Agreement shall be amended by deleting the dollar amount set forth in clause (i) of the proviso thereto and substituting the amount "$90,000,000" for such amount.

     1.9 Section 6.1.1 of the Credit Agreement shall be amended by inserting an "(a)" immediately prior to the word "After" and (b) inserting the following clause (b):

          "(b) The   Revolving  Commitments  shall  be  automatically   and
               permanently reduced to an aggregate amount equal to (x) $70,000,000 on December 31, 2001, (y) $60,000,000 on June
               30, 2002 and (z) $0 on the Revolving Termination Date. Voluntary reductions of the Revolving Commitments pursuant to Section 6.1.2 shall be applied to diminish the amount of scheduled reductions to the Revolving Commitments thereafter
               becoming   effective   in   inverse   order   of   scheduled
               occurrence."

     1.10 Section 6.2.1 of the Credit Agreement shall be amended by deleting clause (a)(ii) of such Section and substituting the following therefor:

          "(ii) Forthwith upon any Asset Sale that results in any Excess Cash Proceeds, in an amount equal to 100% of such Excess Cash Proceeds."

     1.11 Section 10.1.2 of the Credit Agreement shall be amended and restated in its entirety as follows:

          "10.1.2 Interim Reports. Promptly when available and (i) in any event within 30 days after the end of each month, consolidated balance sheets of the Company and its Subsidiaries as of the end of such month, and consolidated statements of earnings and cash flows for such month and for the period beginning with the first day of the applicable Fiscal Year and ending on the last day of such month, including a comparison with the corresponding month and period of the previous Fiscal Year and a comparison with the budget for such month and for such period of the current Fiscal Year, together with a certificate of the President or the chief financial officer of the Company to the effect that such financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries as of the date and periods indicated (subject to normal year-end adjustments and the absence of footnotes) and (ii) in any event within 30 days after the end of each Fiscal Quarter, consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidating statements of earnings and cash flows of the Company and its Subsidiaries for the period from the end of the last Fiscal Year to the end of such Fiscal Quarter, certified by the President or the chief financial officer of the Company to the effect that such consolidating financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries."

     1.12 Section 10.1 of the Credit Agreement shall be amended by adding the following as Section 10.1.13:

          "10.1.13 Cash Flow Forecasts. As soon as practicable and in any event within five Business Days following the end of each week, (i) a rolling thirteen week cash flow forecast for the Company and its Subsidiaries on a consolidated and consolidating basis in reasonable detail and (ii) a report comparing the actual cash flow of the Company and its Subsidiaries for such week on a consolidated and consolidating basis to the cash flow forecast for such week delivered to the Agent pursuant to clause (i) of this Section 10.1.13, together with an explanation in reasonable detail of any variance and a certification from the Chief Financial Officer or the Treasurer of the Company as to the accuracy of all actual receipts and disbursements set forth therein."

     1.13 Section 10.6.1 of the Credit Agreement shall be amended by replacing the table in such Section with the following:

          "Computation
          Period  Ending                              Ratio
          --------------                              -----

          9/30/2000                                   2.50:1
          12/31/2000                                  1.75:1
          3/31/2001                                   1.80:1
          6/30/2001                                   1.30:1
          9/30/2001                                   1.30:1
          12/31/2001  and  thereafter                 3.00:1."

     1.14 Section 10.6.2 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

          "10.6.2 Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio as of the last day of any Computation Period to be less than the ratio set forth below for such Computation Period:


          "Computation
          Period  Ending                              Ratio
          --------------                              -----

          9/30/2000                                   1.10:1
          12/31/2000                                  0.80:1
          3/31/2001                                   0.80:1
          6/30/2001                                   0.70:1
          9/30/2001                                   0.70:1
          12/31/2001  and  thereafter                 1.10:1."

     1.15 Section 10.6.3 of the Credit Agreement shall be amended by replacing the table in such Section with the following:

          "Computation
          Period  Ending                              Ratio
          --------------                              -----

          9/30/2000                                   4.25:1
          12/31/2000                                  5.75:1
          3/31/2001                                   5.50:1
          6/30/2001                                   5.50:1
          9/30/2001                                   5.00:1
          12/31/2001  and  thereafter                 3.00:1."

     1.16 Section 10.6 of the Credit Agreement shall be amended by adding the following Section 10.6.4:

          "10.6.4 Minimum EBITDA. (a) Not permit EBITDA for the period from January 1, 2001 through any date set forth below to be less than the amount set forth below opposite such date:

          Date                                    Amount
          ----                                    ------
          January  31,  2001                     ($331,887)
          February  28,  2001                     $106,210
          March  31,  2001                        $2,178,475
          April  30,  2001                        $4,634,975
          May  31,  2001                          $9,302,445
          June  30,  2001                         $14,834,295
          July  31,  2001                         $19,964,394
          August  31,  2001                       $25,312,488
          September  30,  2001                    $30,343,112
          October  31,  2001                      $33,785,578
          November  30,  2001                     $35,135,456
          December  31,  2001                     $35,456,015.

          (b)  Not  permit  EBITDA  for  periods in any Fiscal Year ending after
     December 31, 2001 to be less than the levels negotiated in good faith by the Company and the Required Lenders with respect to such periods and such Fiscal Year as promptly as practicable after the Company delivers  to  the  Lenders  the  projections  required  by  Section  10.1.8 with  respect  to  such  Fiscal  Year."

     1.17 Section 10.10(k) of the Credit Agreement shall be amended by (a) deleting the word "and" at the end of subclause (iv) thereof; (b) replacing the semi-colon at the end of subclause (v) thereof with a ","; and (c) inserting the following:

          "(vi) the total consideration for all such Permitted Acquisitions (including cash and noncash purchase price, liabilities assumed, deferred or financed purchase price, purchase price characterized as noncompetition payments and the like) does not exceed (x) $0 during the 2001 Fiscal Year or (y) $10,000,000 in any Fiscal Year thereafter, and

          (vii) both before and after giving effect to such acquisition, the Leverage Ratio shall be less than 3.0:1 on a pro forma basis."

     1.18 Section 10.11 of the Credit Agreement shall be amended by deleting clause (x) of the proviso thereof and inserting in lieu thereof the following:

     "(x) if no Event of Default or Unmatured Event of Default exists or would result therefrom and, if both immediately prior and immediately after giving effect thereto, the Leverage Ratio is equal to or less than 3.0:1, the Company may declare and pay dividends on its common stock in any Fiscal Year in an amount not to exceed 15% of Consolidated Net Income for the immediately preceding Fiscal Year
     (provided, that the Company may only pay any dividend pursuant to this clause (x) if, after giving effect thereto, the Company shall be in compliance with all financial covenants in Section 10.6 on a pro forma basis for the twelve consecutive month period ending on the date of payment, as determined by the Company in good faith in a certificate provided to the Lenders on or prior to the date of declaration of such dividend), it being understood that, unless an Event of Default under
     Section 12.1.1 exists, dividends may be paid within 60 days after the date of declaration thereof if at such date of declaration such dividend complied with this clause (x) even if at the time of payment thereof the Company is not in compliance with this clause (x)."

     1.19 Section 10.12 of the Credit Agreement shall be amended by (a) replacing the word "and" immediately prior to the designation "(ii)" therein with a comma; and (b) deleting all text in such Section immediately following the figure "$35,000,000" and substituting the following therefor:

     "in the 2000 Fiscal Year, and (iii) $10,000,000 in any Fiscal Year thereafter."

     1.20 Section 10.13 of the Credit Agreement shall be amended by deleting clause (b) of such Section and inserting the following in lieu thereof:

          "(b) arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of any aggregate amount of rentals by the Company and its Subsidiaries in any Fiscal Year exceeding the lesser of (i) 4% of Net Revenues for the immediately preceding Fiscal Year and (ii) $10,000,000 (each being tested as of the end of such Fiscal Year);".

     1.21 Section 10.25 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "10.25 Interest Rate Protection. Enter into, not later than 45 days after the Fourth Amendment Effective Date, one or more Hedging Agreements, each with a term of at least two years, on an ISDA standard form with one or more Lenders or Affiliates thereof or with counterparties reasonably acceptable to the Agent to fix the interest rate with respect to not less than one-half of the principal amount of the Term Loans outstanding on the Fourth Amendment Effective Date in form and substance reasonably satisfactory to the Agent."

     1.22 Section 10 of the Credit Agreement shall be amended by adding the following Section 10.29:

          "10.29 Financial Consultant/Appraisal. (a) The Company shall engage and retain, at the sole expense of the Company, a financial consultant satisfactory to the Agent to perform such financial consulting as the Agent may request, with such financial advisor to provide a written report to the lenders addressing such matters as the Agent may request no later than January 15, 2001.

          (b) The Company shall engage and retain, at the sole expense of the Company, an appraiser satisfactory to the Agent to conduct an appraisal of all quarries and aggregate reserves of each of the properties of the Company and its Subsidiaries which is not set forth on the Designated Asset Schedule and which had EBITDA attributable to such property during the 1999 Fiscal Year or the 2000 Fiscal Year of greater than $1,500,000, and to report thereon to the Lenders in writing no later than March 31, 2001."

     1.23 Section 14.9.1 of the Credit Agreement shall be amended by (i) deleting the figure "$5,000,000" where it appears in such Section and inserting in lieu thereof the figure "$1,000,000" and (ii) adding the following at the end of the last paragraph thereof:

     "Any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights in connection with this Agreement to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided that any foreclosure or other exercise of remedies by such trustee shall be subject to the provisions of this Section regarding assignments in all respects. No pledge described in the immediately preceding clause shall release such Lender from its obligations hereunder."

     1.24  Schedule  1.1A  of  the  Credit  Agreement  shall  be  replaced  by
Schedule  1.1A  hereto.

     SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 9 (excluding Sections 9.6 and 9.8) of the Credit Agreement are true and correct on and as of the Fourth Amendment Effective Date with the same effect as if made on and as of the Fourth Amendment
Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Effective Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action,
(iii) have received all necessary approval from any Governmental Authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any Guarantor or any of their respective
Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any Guarantor or any of their respective Subsidiaries; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective as of the date hereof on such date (the "Fourth Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders (or, in the case of any party other than the Company from which the Agent have not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) (provided that the amendments set forth in Sections 1.7 and 1.10 shall not become effective unless and until the Agent shall have received counterparts of this Amendment executed by the Company, the Required Revolving Lenders, the Required Term A Lenders and the Required Term B Lenders), (b) for the account of each Lender that has executed and delivered a counterpart hereof to counsel for the Agent by 1:00 p.m. (Chicago time) on November 13, 2000, an amendment fee in an amount equal to 0.50% of such Lender's Revolving
Commitment plus the Term Loans of such Lender outstanding on the Fourth Amendment Effective Date, (c) for the account of BofA and Banc of America Securities LLC ("BAS"), fees in the amount set forth in a separate letter between BofA, BAS and the Company, (d) evidence satisfactory to the Agent that with respect to the Note and Warrant Purchase Agreement, Section 8A
(Interest Expense Coverage) thereof, Section 8B (Fixed Charge Coverage) thereof and Section 8C (Leverage Ratio) thereof shall have been amended in form and substance satisfactory to the Agent and (e) each of the following documents, each in form and substance satisfactory to the Agent:

     3.1 Reaffirmation. Counterparts of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by the Company, each Guarantor and each Pledgor.

     3.2 Resolutions. Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment, the Amended Credit
Agreement and each other Loan Document contemplated by this Amendment to which the Company is a party.

     3.3 Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary of the Company, certifying the names of the officer or officers of the Company authorized to sign this Amendment and the other Loan Documents contemplated hereby to which the Company is a party, together with a sample of the true signature of each such officer.

     3.4 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

     SECTION  4  MISCELLANEOUS.

     4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Fourth Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

     4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

     4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be wholly performed within the State of Illinois.

     4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     4.6 Fees. The fees referred to in Sections 3(b) and (c) hereof are not subject to Section 7.5 of the Credit Agreement.

     Delivered  as  of  the  day  and  year  first  above  written.

                                U.S.  AGGREGATES,  INC.


                                By:  /s/ Michael J. Stone
                                Title: Chief Financial Officer, Treasurer and Secretary


                                BANK  OF  AMERICA,  N.A.,  as  Agent


                                By:  /s/ Kathleen M. Carry
                                Title:  Vice President


                                BANK OF AMERICA, N.A., as a Lender and as Issuing Lender


                                By:  /s/ James D. Cockey
                                Title:  Principal


                                FLEET  NATIONAL  BANK  (formerly  known  as
                                BankBoston,  N.A.),  as  a  Lender


                                By:
                                Title:


                                NATIONAL  CITY  BANK,  as  a  Lender


                                By:  /s/ Tom Gurbach
                                Title:  Vice President


                                BANK  OF  SCOTLAND,  as  a  Lender


                                By:  /s/ Joseph Fratus
                                Title:  Vice President


                                IBJ  WHITEHALL  BANK  AND  TRUST
                                COMPANY,  as  a  Lender


                                By:
                                Title:


                                COMERICA  BANK  -  CALIFORNIA,  as  a  Lender


                                By:  /s/ Lori Edwards
                                Title:  Senior Vice President


                                ZIONS  FIRST  NATIONAL  BANK,  as  a  Lender


                                By: /s/ illegible
                                Title:  Vice President


                                UNION  BANK  OF  CALIFORNIA,  N.A.,  as  a
                                Lender


                                By:  /s/ illegible
                                Title:  Vice President


                                PILGRIM  PRIME  RATE  TRUST,  as  a  Lender


                                By:  Pilgrim  Investments,  Inc.,  as  its
                                Investment  Manager

                                By:  /s/ Mark F. Haak
                                Title:  Assistant Vice President


                                SENIOR  DEBT  PORTFOLIO


                                By:  Boston  Management  and  Research,  as
                                Investment  Advisor

                                By:  /s/ Payson F. Swaffield
                                Title:  Vice President


                                EATON  VANCE  INSTITUTIONAL  SENIOR  LOAN  FUND


                                By:  Eaton  Vance  Management,  as  Investment
                                Advisor

                                By:  /s/ Payson F. Swaffield
                                Title:  Vice President


                                EATON  VANCE  SENIOR  INCOME  TRUST


                                By:  Eaton  Vance  Management,  as  Investment
                                Advisor

                                By:  /s/ Payson F. Swaffield
                                Title:  Vice President


                                KZH-HIGHLAND  -  2  LLC


                                By:  /s/ Kimberly Rowe
                                Title:  Authorized Agent


                                ARCHIMEDES  FUNDING,  LLC


                                By: ING Capital Advisors, LLC, as Collateral Manager

                                By:  /s/ Steven Gorski
                                Title:  Vice President and Senior Credit Analyst


                                ARCHIMEDES  FUNDING  III,  LLC


                                By: ING Capital Advisors, LLC, as Collateral Manager

                                By:  /s/ Steven Gorski
                                Title:  Vice President and Senior Credit Analyst


                                SEQUILS-ING  1  (HBDGM),  LTD.


                                By: ING Capital Advisors, LLC, as Collateral Manager

                                By:  /s/ Steven Gorski
                                Title:  Vice President and Senior Credit Analyst


                                BANK  ONE,  N.A.


                                By:  /s/ Stephen C. Price
                                Title:  First Vice President


                                BRANCH  BANKING  AND TRUST  COMPANY


                                By:  /s/ illegible
                                Title:  Corp. Accts. Officer

                                 EXHIBIT  A
                                REAFFIRMATION
                             OF  LOAN  DOCUMENTS


                                                    as  of  September  29,  2000


Bank  of  America,  N.A.,  as  Agent
and  the  other  parties  to  the  Third
Amended  and  Restated  Credit
Agreement  referred  to  below
1455  Market  Street
San  Francisco,  California  94103
Attn:  Agency  Management  Services  #5596


                   Re:  Reaffirmation  of  Loan  Documents


Ladies  and  Gentlemen:

   Please  refer  to:

    1.     The  Amended  and  Restated  Security  Agreement dated as of June  5,
1998   (the   "Security  Agreement")  among  U.S.  Aggregates,  Inc.   (the
"Company"), Western Aggregates Holding Corporation, a Delaware corporation, Jensen Construction and Development, Inc., a Nevada corporation, Sandia
Construction, Inc., a Nevada corporation, Cox Rock Products Inc., a Utah corporation, Cox Transport Corporation, a Utah corporation, SRM Holdings Corp., a Delaware corporation, Southern Ready Mix, Inc., an Alabama
corporation,  A-Block  Company,  Inc.,  an  Arizona  corporation,   A-Block
Company, Inc., a California corporation, Mohave Concrete and Materials, Inc., an Arizona corporation, Mohave Concrete and Materials, Inc., a Nevada corporation, Mulberry Rock Corporation, a Georgia corporation, Valley Asphalt, Inc., a Utah corporation, BHY Ready Mix, Inc., a Tennessee corporation, Geodyne Beck Rock Products, Inc., a Utah corporation, Western Rock Products Corp., a Utah corporation, Tri-State Testing Laboratories, Inc., a Utah Corporation, Dekalb Stone, Inc., a Georgia corporation, Bradley Stone & Sand, Inc., a Tennessee corporation, Monroc, Inc., a Delaware corporation, Western Aggregates, Inc., a Utah corporation, and Bank of America, N.A. in its capacity as Agent (in such capacity, the "Agent");

    2. The Amended and Restated Guaranty dated as of June 5, 1998 (the "Guaranty") executed in favor of the Agent and various other parties by
Western   Aggregates   Holding   Corporation,   Jensen   Construction   and
Development, Inc., Sandia Construction, Inc., Cox Rock Products Inc., Cox Transport Corporation, SRM Holdings Corp., Southern Ready Mix, Inc., A-Block Company, Inc., A-Block Company, Inc., Mohave Concrete and Materials, Inc., Mohave Concrete and Materials, Inc., Mulberry Rock Corporation,
Valley Asphalt, Inc., BHY Ready Mix, Inc., Geodyne Beck Rock Products, Inc., Western Rock Products Corp., Tri-State Testing Laboratories, Inc.,
Dekalb  Stone,  Inc.,  Bradley  Stone  &  Sand,  Inc.  and  Monroc,  Inc.;

    3.     The  following  Pledge  Agreements:

      (a) the Amended and Restated Company Pledge Agreement dated as of June 5, 1998 between the Company and the Agent, and

      (b)  the  Amended  and  Restated  Subsidiary  Pledge Agreement dated as of
June 5, 1998 between Western Aggregates Holding Corp., Western Rock Products Corp., SRM Holdings Corp., Southern Ready Mix, Inc., Monroc, Inc., and the Agent,

          (all of the foregoing Pledge Agreements, in each case as heretofore amended, being collectively referred to herein as the "Pledge Agreements").

    4. The Patent Security Agreement made as of March 30, 1995 by Cox Rock Products Inc. in favor of the Agent (the "Patent Security Agreement").

    The Security Agreement, the Guaranty, the Pledge Agreements and the Patent Security Agreement, in each case as heretofore amended, are collectively referred to herein as the "Loan Documents". Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

    Each of the undersigned acknowledges that the Company, the Banks and the Agent have executed the Fourth Amendment (the "Amendment") to the Third Amended and Restated Credit Agreement dated as of June 5, 1998 (as amended,
supplemented  or  otherwise  modified  from  time  to  time,  the   "Credit
Agreement").

    Each of the undersigned hereby confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving
effect  to  the  effectiveness  of  the  Amendment  and  that,  upon   such
effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment.

    The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                             U.S.  AGGREGATES,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             SRM  HOLDINGS  CORP.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             WESTERN  AGGREGATES  HOLDING  CORP.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             WESTERN  ROCK  PRODUCTS  CORP.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             JENSEN  CONSTRUCTION  &  DEVELOPMENT,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             SANDIA  CONSTRUCTION,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             TRI-STATE  TESTING  LABORATORIES,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             MOHAVE CONCRETE AND MATERIALS, INC., a Nevada corporation

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             MOHAVE CONCRETE AND MATERIALS, INC., an Arizona corporation

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             A-BLOCK  COMPANY,  INC.,
                             an  Arizona  corporation

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             A-BLOCK  COMPANY,  INC.,
                             a  California  corporation

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             COX  ROCK  PRODUCTS,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             COX  TRANSPORT  CORPORATION

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             VALLEY  ASPHALT,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             GEODYNE  BECK  ROCK  PRODUCTS,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             SOUTHERN  READY  MIX,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             DEKALB  STONE,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             MULBERRY  ROCK  CORPORATION

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             BHY  READY  MIX,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             BRADLEY  STONE  &  SAND,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             MONROC,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


                             WESTERN  AGGREGATES,  INC.

                             By:  /s/ Michael J. Stone
                             Title: Chief Financial Officer, Treasurer and Secretary


ACKNOWLEDGED  AND  AGREED
as  of  the  date  first  written  above

BANK  OF  AMERICA,  N.A.,  as  Agent


By:  /s/ Kathleen M. Carry
Title:  Vice President

                                SCHEDULE  1.1A

                               PRICING  SCHEDULE


From November __, 2000 through December 31, 2000, the Applicable ABR Margin for Revolving Loans and Term A Loans shall be 2.25% per annum, the Applicable Eurodollar Margin for Revolving Loans and Term A Loans shall be
3.50% per annum, the Applicable ABR Margin for Term B Loans shall be 2.25% per annum, the Applicable Eurodollar Margin for Term B Loans shall be 4.00% per annum and the Non-Use Fee Rate shall be 0.50%.

From and after January 1, 2001, the Applicable ABR Margin, Applicable Eurodollar Margin and Non-Use Fee Rate shall be determined based on the Leverage Ratio as follows:

     on and after any date specified below on which the Applicable ABR Margin and Applicable Eurodollar Margin for Revolving Loans, Term A Loans and Term B Loans and the Non-Use Fee Rate are to be adjusted, the rate per annum set forth in the table below opposite the applicable Leverage Ratio:

              Applicable   Applicable
              Eurodollar   ABR  Margin
                Margin     (Revolving             Applicable   Applicable
              (Revolving   Loans  and             Eurodollar   ABR  Margin
  Leverage     Loans and     Term A    Non-Use   Margin (Term  (Term  B
   Ratio     Term A Loans)   Loans)    Fee Rate    B Loans)      Loans)

Greater  than     3.50%       2.25%      0.50%      4.00%        2.25%
or  equal  to
4.50:1

Greater  than     3.25%       2.00%      0.50%      3.75%        2.25%
or  equal  to
4.00:1  but
less  than
4.50:1

Greater  than     3.00%       1.75%      0.50%      3.75%        2.25%
or  equal  to
3.50:1  but
less  than
4.00:1

Greater  than     2.50%       1.50%     0.425%      3.50%        2.00%
or  equal  to
3.00:1  but
less  than
3.50:1

Less  than        2.00%       1.00%     0.375%      3.25%        2.00%
3.00:1

     The Applicable ABR Margin, Applicable Eurodollar Margin and Non-Use Fee Rate shall be adjusted, to the extent applicable, following each Fiscal
Quarter (commencing with the Fiscal Quarter ended September 30, 2000) on the earlier to occur of (x) 30 days (or, in the case of the last Fiscal
Quarter of any year, 120 days) after the end of each Fiscal Quarter (or, in the case of the Fiscal Quarter ended September 30, 2000, January 1, 2001), based on the Leverage Ratio as of the last day of such Fiscal Quarter and
(y) the date the financial statements required by Section 10.1.1 or 10.1.2, as applicable, and the related Compliance Certificate, if any, required by
Section 10.1.3, are delivered in accordance with such Sections (provided that this clause (y) shall not apply to calculations for the Computation Period ended on September 30, 2000); it being understood that if the Company fails to deliver the financial statements required by Section
10.1.1 or 10.1.2, as applicable, and the related Compliance Certificate, if any, required by Section 10.1.3 by the 30th day (or, if applicable, the 120th day) after any Fiscal Quarter, the Applicable ABR Margin for Revolving Loans and Term A Loans shall be 2.25% per annum, the Applicable Eurodollar Margin for Revolving Loans and Term A Loans shall be 3.50% per annum, the Applicable ABR Margin for Term B Loans shall be 2.25% per annum, the Applicable Eurodollar Margin for Term B Loans shall be 4.00% per annum and the Non-Use Fee Rate shall be 0.50% per annum until such financial statements and Compliance Certificate are delivered. In addition, at all times when an Event of Default or Unmatured Event of Default shall have occurred and be continuing, there shall be no reduction in the Applicable ABR Margin, the Applicable Eurodollar Margin or the Non-Use Fee Rate.